UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 31, 2001

                               ------------------


                               CAREADVANTAGE, INC.
               (Exact name of Registrant as specified in charter)

         Delaware                     0-26168                  52-1849794
(State or other jurisdiction        (Commission             (I.R.S. Employer
        of incorporation)           file number)             Identification No.)


                               485-C Route 1 South
                            Iselin, New Jersey 08830
                                 (732) 602-7000
               (Address, including zip code and telephone number,
                      including area code, of Registrant's
                          principal executive offices)


                                 Not Applicable
   (Former name or former address of Registrant, if changed since last report)

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Item 4. Change In Registrant's Certifying Accountants.

     On July 31, 2001, CareAdvantage, Inc. (the "Company") informed Richard A. Eisner & Company, LLP ("Eisner") that it would no longer be retained as the Company's independent auditor. Eisner audited the Company's consolidated financial statements for the years ended December 31, 2000 and 1999. Eisner's reports on the Company's consolidated financial statements for the years ended December 31, 2000 and 1999 did not contain an adverse opinion nor a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended December 31, 2000 and 1999 and during the portion of 2001 prior to the decision to make a change, there were no disagreements between the Company and Eisner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the annual financial statements of the Company.

     The decision not to retain Eisner has been approved by the Company's board of directors.

     Effective July 31, 2001, the Company retained Arthur Andersen LLP ("AA") to serve as its independent auditor for fiscal year 2001. The decision to retain AA has also been approved by the Company's board of directors. During the Company's two most recent fiscal years and during the portion of 2001 prior to the board of director's decision, the Company did not consult with AA regarding the application of accounting principles to a specified transaction nor the type of audit opinion that might be rendered on the Company's consolidated financial statements.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

     (c) Exhibits.

         Exhibit No.    Description
         -----------    ------------

            16 Letter of Richard A. Eisner & Company, LLP re: Change in Certifying Accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CAREADVANTAGE, INC.

Date:  July 31, 2001                  By:  /s/ Dennis J. Mouras
                                           -------------------------------------
                                           Dennis J. Mouras,
                                           Chief Executive Officer



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                                  EXHIBIT INDEX

                  Exhibit No.     Description
                  ------------    -----------

                  16              Letter of Richard A. Eisner & Company, LLP re:
                                  Change in Certifying Accountant